FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED DECEMBER 23, 2019 TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE GRANDEUR PEAK GLOBAL CONTRARIAN FUND (THE “FUND”) DATED SEPTEMBER 12, 2019

Effective the date of this supplement, the table under the heading/subheading “PORTFOLIO MANAGERS/Other Accounts Managed by Portfolio Manager” of the Statement of Additional Information is deleted and replaced in its entirety with the following table:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Mark Madsen	2	$945	0	$0	1	$58
Keefer Babbitt	0	$0	0	$0	0	$0
Robert Gardiner	4	$1470	1	$259	1	$58

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE